Exhibit 10.2
Form of
Request for Approval of Extension of Maturity Date and Amendment
February 18, 2008
VIA INTRALINKS
THE COMBINED LENDERS UNDER
THE APACHE CORPORATION GLOBAL
CREDIT FACILITY
     Re: Apache Corporation 2005 Global Credit Facility
Ladies and Gentlemen:
     Reference is made to (i) that certain Credit Agreement [U.S. Credit Agreement], dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “U.S. Credit Agreement”), among Apache Corporation (the “U.S. Borrower”), the lenders party thereto (the “U.S. Lenders”), JPMorgan Chase Bank, N.A., as Global Administrative Agent (the “Global Administrative Agent”), and the other agents party thereto; (ii) that certain Credit Agreement [Australian Credit Agreement], dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “Australian Credit Agreement”), among Apache Energy Limited (the “Australian Borrower”), the Australian Lenders party thereto, the Global Administrative Agent, Citisecurities Limited, as Australian Administrative Agent (the “Australian Administrative Agent”), and the other agents party thereto; and (iii) that certain Credit Agreement [Canadian Credit Agreement], dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement and the Australian Credit Agreement, the “Combined Credit Agreements”), among Apache Canada Ltd. (the “Canadian Borrower”), the Canadian Lenders party thereto, the Global Administrative Agent, Royal Bank of Canada, as Canadian Administrative Agent (the “Canadian Administrative Agent”), and the other agents party thereto. Terms defined in the U.S. Credit Agreement are used herein with the same meanings.
I. Extension of the Global Credit Facility
     In the February 18, 2008 Annual Certificate of Extension delivered to the Global Administrative Agent, the Australian Administrative Agent and the Canadian Administrative Agent which is attached hereto as Exhibit A, Borrower requested pursuant to Section 2.6 of each of the U.S. Credit Agreement, the Australian Credit Agreement and the Canadian Credit Agreement, respectively, the extension of the Maturity Date, and concomitantly the total “Commitments” (as defined under each of the Combined Credit Agreements), under each of the U.S. Credit Agreement, the Australian Credit Agreement and the Canadian Credit Agreement, respectively, from May 12, 2012 to May 12, 2013. Each of the U.S. Borrower, the Australian Borrower and the Canadian Borrower hereby certify that no Event of Default has occurred and is continuing under the Combined Credit Agreements.

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

     This letter is to confirm that the Combined Lenders hereby agree to the extension of the Maturity Date under each of the Combined Credit Agreements and the related “Commitments” of the Combined Lenders from May 12, 2012 to May 12, 2013.
II. Amendment of the Global Credit Facility
     The U.S. Borrower, the Australian Borrower, the Canadian Borrower, the Global Administrative Agent, the Australian Administrative Agent, the Canadian Administrative Agent and the Combined Required Lenders hereby agree as follows:
     A. Amendment to U.S. Credit Agreement. The definition of “Restricted Subsidiary” contained in Section 1.1 of the U.S. Credit Agreement is amended in its entirety to read as follows:
““Restricted Subsidiary” means any Subsidiary of Borrower that owns any asset representing or consisting of an entitlement to production from, or other interest in, reserves of oil, gas or other minerals in place located in the United States or Canada, including, without limitation, Apache Canada.”
     B. Amendments to Australian Credit Agreement.
     (i) The definition of “Restricted Subsidiary” contained in Section 1.1 of the Australian Credit Agreement is amended in its entirety to read as follows:
““Restricted Subsidiary” means any Subsidiary of Parent that owns any asset representing or consisting of an entitlement to production from, or other interest in, reserves of oil, gas or other minerals in place located in the United States or Canada, including, without limitation, with respect to the Parent, the Canadian Borrower.”
     (ii) Section 2.21(a) of Australian Credit Agreement is amended by replacing the phrase “U.S.$300,000,000” with “U.S.$400,000,000”.
     (iii) Section 5.3 of the Australian Credit Agreement is amended in its entirety to read as follows:
     “SECTION 5.3 [Intentionally omitted].”
     (iv) Section 7.1 of the Australian Credit Agreement is amended in its entirety to read as follows:
     “SECTION 7.1 [Intentionally omitted].”

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

     (v) Section 7.2 of the Australian Credit Agreement is amended in its entirety to read as follows:
“SECTION 7.2 Mergers. Borrower will not liquidate or dissolve, amalgamate with, consolidate with, or merge into or with, any other Person, or sell, lease or otherwise transfer all or substantially all of its assets unless (a) Borrower is the survivor of such amalgamation, merger or consolidation, and (b) no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto. Notwithstanding the foregoing, nothing herein shall prohibit any transfer of any assets from any Borrower to any Subsidiary of such Borrower, from any Subsidiary of a Borrower to such Borrower or from a Subsidiary of a Borrower to another Subsidiary of such Borrower.”
     (vi) Section 7.3 of the Australian Credit Agreement is amended in its entirety to read as follows:
     “SECTION 7.3 [Intentionally omitted].”
     (vii) Section 7.5 of the Australian Credit Agreement is amended by deleting the second sentence thereof in its entirety.
     (viii) Section 7.6 of Australian Credit Agreement is amended by deleting the phrase “and Borrower” from the first line thereof.
     (ix) The Australian Credit Agreement hereby is amended by replacing Exhibit 2.21 to Australian Credit Agreement with the Exhibit 2.21 attached to this letter agreement.
     C. Amendment to Canadian Credit Agreement. The definition of “Restricted Subsidiary” contained in Section 1.1 of the Canadian Credit Agreement is amended in its entirety to read as follows:
““Restricted Subsidiary” means any Subsidiary of Borrower or Parent that owns any asset representing or consisting of an entitlement to production from, or other interest in, reserves of oil, gas or other minerals in place located in the United States or Canada, including, without limitation, with respect to the Parent, the Borrower.”
     This letter agreement shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

     Please indicate your consent to (i) the extension of the Maturity Date under each of the Combined Credit Agreements and the related Commitments of the Combined Lenders from May 12, 2012 to May 12, 2013 and (ii) to the amendments outlined above by having an authorized signatory of your financial institution execute this letter in the space provided below and returning the executed page by the end of business on Tuesday, March 4, 2008, (i) via telecopy to Frank Bradley at (713) 754-6630, and (ii) via courier to: Greenberg Traurig LLP, 1000 Louisiana, Suite 1700, Houston, Texas 77002, Attention: Frank Bradley.
     This letter may be executed in any number of counterparts and all such counterparts shall together constitute but one and the same letter.
     By execution hereof, the Global Administrative Agent acknowledges its agreement and consent to the request for extension and to the amendments outlined above in its capacity as a U.S. Lender and as Global Administrative Agent, respectively.
     If you have any questions, please do not hesitate to contact either Lisa Kopff of the Global Administrative Agent at (212) 270-6091, Pete Czerniakowski of Apache Corporation at (713) 296-6642 or Frank Bradley at Greenberg Traurig LLP at (713) 374-3630.

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender
By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

BANK OF AMERICA, N.A., as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

CITIBANK, N.A., as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

CALYON NEW YORK BRANCH, as a U.S. Lender
By:
Name:
Title:

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

SOCIÉTÉ GÉNÉRALE, as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

MORGAN STANLEY BANK, as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

BANCO BILBAO VIZCAYA ARGENTARIA S.A., as a U.S. Lender
By:
Name:
Title:

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

WACHOVIA BANK, NATIONAL ASSOCIATION, as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

THE ROYAL BANK OF SCOTLAND PLC, as a U.S. Lender
By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

BAYERISCHE LANDESBANK — CAYMAN ISLANDS BRANCH, as a U.S. Lender
By:
Name:
Title:

By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

ABN AMRO BANK N.V., as a U.S. Lender
By:
Name:
Title:

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

FIFTH THIRD BANK, as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

WILLIAM STREET COMMITMENT CORPORATION, as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

WELLS FARGO BANK, NA, as a U.S. Lender
By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

THE BANK OF NEW YORK, as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

AMEGY BANK NATIONAL ASSOCIATION, as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

MIZUHO CORPORATE BANK, LTD., as a U.S. Lender
By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

ROYAL BANK OF CANADA, as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

DEUTSCHE BANK AG NEW YORK BRANCH, as a U.S. Lender
By:
Name:
Title:

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a U.S. Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

UNION BANK OF CALIFORNIA, N.A., as a U.S. Lender
By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

BNP PARIBAS, as a U.S. Lender
By:
Name:
Title:

By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

CITISECURITIES LIMITED (ABN 51 008 489 610), as Australian Administrative Agent
By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

DEUTSCHE BANK AG, SYDNEY BRANCH (ABN 13 064 165 162), as an Australian Lender
By:
Name:
Title:

By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

JPMORGAN CHASE BANK (ARBN 074 112 011), as an Australian Lender
By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

BANK OF AMERICA, N.A., SYDNEY BRANCH (ARBN 064 874 531), as an Australian Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

UBS AG, AUSTRALIA BRANCH (ABN 47 088 129 613), as an Australian Lender
By:
Name:
Title:

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

CITIBANK, N.A. (ARBN 072 814 058), as an Australian Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

BARCLAYS BANK PLC, AUSTRALIAN BRANCH (ABN 86062 449 585), as an Australian Lender
By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

ROYAL BANK OF CANADA, as Canadian Administrative Agent
By:
Name:
Title:

ROYAL BANK OF CANADA, as a Canadian Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

BANK OF MONTREAL, as a Canadian Lender
By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

UNION BANK OF CALIFORNIA, N.A., CANADA BRANCH, as a Canadian Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

THE TORONTO-DOMINION BANK, as a Canadian Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

BNP PARIBAS (CANADA), as a Canadian Lender
By:
Name:
Title:

By:
Name:
Title:

THE COMBINED LENDERS UNDER THE APACHE
CORPORATION GLOBAL CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE COMBINED CREDIT AGREEMENTS AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS                      DAY OF                                          , 2008.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender
By:
Name:
Title:

ACKNOWLEDGED AND AGREED: APACHE CORPORATION, as U.S. Borrower
By:
	Name:	Matthew W. Dundrea
	Title:	Vice President and Treasurer

APACHE ENERGY LIMITED (ACN 009 301 964), as Australian Borrower
By:
	Name:	Matthew W. Dundrea
	Title:	Vice President and Treasurer

APACHE CANADA LTD., as Canadian Borrower
By:
	Name:	Matthew W. Dundrea
	Title:	Vice President and Treasurer

EXHIBIT A
Annual Certificate of Extension — 2008
[see attached]

Exhibit A - Page 1

EXHIBIT 2.21
NOTICE OF COMMITMENT INCREASE
Citisecurities Limited (ABN 51 008 489 610),
as Australian Administrative Agent
Level 23, 2 Park Street
Sydney N.S.W. 2000
Australia
Attention: Agency/Maria Mills/Trevor Dutton
Fax No: 61 2 8225 5244

Citicorp International Limited
13/F., Two Harbourfront
22 Tak Fung Street
Hunghom, Kowloon
Hong Kong
Attention: Dixon Koon/Maggie Tai
Facsimile: +852 2621 3183/4
JPMorgan Chase Bank, N.A.,
as Global Administrative Agent
for the Lenders referred to below
c/o Loan & Agency Services Group
1111 Fannin Street, 10th Floor
Houston, Texas 77002-8069
Attention: Rose Salvacion
Telephone: (713) 750-2501
Facsimile: (713) 427-6307
APACHE ENERGY LIMITED (ACN 009 301 964)
Dear Sirs:
     This Notice of Commitment Increase is delivered to you pursuant to Section 2.21 of that certain Credit Agreement, dated as of May 12, 2005 (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among Apache Energy Limited (ACN 009 301 964), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Global Administrative Agent, Citisecurities Limited (ABN 51 008 489 610), as Australian Administrative Agent, and the other agents and lenders party thereto. Terms defined in the Credit Agreement are used herein with the same meanings.

Exhibit 2.21 - Page 1

     Please be advised that Borrower hereby requests an increase effective                     , 20                    1 in the aggregate Commitments under the Credit Agreement from $                                         to $                    .2
     [CI Lender] has agreed [Language for existing Lender] [(a) to increase effective                     , 20___its Commitment under the Credit Agreement from $                                         to $                     and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents] [Language if CI Lender is a new Lender] [effective                     , 20___(a) to become a Lender under the Credit Agreement with a Commitment of $                     and (b) that it shall be deemed to be a party in all respects to the Credit Agreement and the other Loan Documents.]
     The parties hereto have caused this Notice of Commitment Increase to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___day of                     , 200_.

APACHE ENERGY LIMITED (ACN 009 301 964)
By:
Name:
Title:

[Any other Additional Borrowers (ACN )
By:
Name:
	Title:	]

APACHE CORPORATION, as Parent and party to Deed of Guaranty
By:
Name:
Title:

[1]	Such date shall be no earlier than five (5) Business Days after receipt by the Global Administrative Agent and the Australian Administrative Agent of such Notice of Commitment Increase (unless an earlier date is otherwise agreed to by the Borrower, any applicable Lender or CI Lender, the Global Administrative Agent, and the Australian Administrative Agent).

[2]	After giving effect to the requested Commitment Increase, the total amount of the Commitments shall not exceed $400,000,000.

Exhibit 2.21 - Page 2

ACKNOWLEDGED AND AGREED: [Name of CI Lender]
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent
By:
Name:
Title:

CITISECURITIES LIMITED (ABN 51 008 489 610), as Australian Administrative Agent
By:
Name:
Title:

Exhibit 2.21 - Page 3